PROSPECTUS SUPPLEMENT

June 13, 2018

for

Executive Benefits VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2018 for Executive Benefits VUL, a variable universal life insurance policy issued through The Guardian Separate Account N (the “Separate Account”).

Effective as of June 7, 2018, Western Asset Management Company, a subadvisor to ClearBridge Variable Appreciation Portfolio (Class II), ClearBridge Variable Mid Cap Portfolio (Class II), and ClearBridge Variable Small Cap Growth Portfolio (Class II) will be known as Western Asset Management Company, LLC.

Except as set forth herein, all other provisions of the Prospectus, as heretofore supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR

ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE FOR

THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE

PROSPECTUS FOR FUTURE REFERENCE.